Segment Disclosures	6 Months Ended
Jun. 30, 2024
Segment Reporting [Abstract]
Segment Disclosures	Segment Disclosures
Segment reporting

Based on how the Company's chief operating decision maker (CODM) assesses the performance of the business, as well as the availability of discrete financial information, the Company has identified two reportable segments: eLMTree and GEH Singapore. The CODM utilizes revenue and operating income to assess the performance of these segments. The Company does not allocate corporate expenses related to the Company’s Board of Directors and strategic initiatives, as well as certain other costs, to the individual segments, and instead reports all such costs in the eLMTree segment. There are no material inter-segment transactions.

Prior to acquisition of the GEH Singapore segment in December 2023, the Company had only one operating segment. The table below represents the segment information reviewed by the Company's CODM for the six months ended June 30, 2024:

	eLMTree	GEH Singapore
Revenue	$146,853	$19,130
Cost of sales	104,039	16,568
Depreciation and amortization expense	2,724	1,320
Operating loss	11,271	823
Interest expense	5,489	29
Interest income	1,314	—
Other income (expense), net	(1,468)	402
Pre-tax loss from continuing operations	7,665	450
Income tax expense	39,616	15
Net loss	47,281	465
The table below represents the segment information reviewed by the Company's CODM as of the following balance sheet dates:

	June 30, 2024		December 31, 2023
	eLMTree	GEH Singapore	eLMTree	GEH Singapore
Property plant and equipment	$10,172	$4,724	$7,037	$4,841
Right of use assets	1,479	6,403	2,412	5,079
Intangible assets	41,607	7,040	43,700	7,750